SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2003

American States Water Company
Southern California Water Company

(Exact name of registrant as specified in its charter)

American States Water Company

California	333-47647	95-4676679

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 East Foothill Boulevard, San Dimas,
California	91773-1212	(909) 394-3600

(Address of Principal Executive Offices)	(Zip Code)	(Telephone)

Southern California Water Company

California	000-01121	95-1243678

(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

630 East Foothill Boulevard, San Dimas,
California	91773-1212	(909) 394-3600

(Address of Principal Executive Offices)	(Zip Code)	(Telephone)

(Former name or former address, if changed since last reports.)
Not applicable.

Item 5. Other Events

On October 20, 2003, the Company filed a press release confirming that it has entered into a confidential memorandum of understanding with the Aerojet-General subsidiary of GenCorp, Inc., regarding the settlement of legal actions brought by American States Water Company and its Southern California Water Company subsidiary against Aerojet-General. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit 99.1	Press Release

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated October 20, 2003

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1935, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American States Water Company
Southern California Water Company

(Registrant)

October 20, 2003
/s/ McClellan Harris III
(Date)	(Signature)*

McClellan Harris III
Principal Financial and Accounting Officer, CFO, Sr. VP-Finance, Treasurer and Secretary

*Print name and title of the signing officer under his signature